UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08535

Light Revolution Fund, Inc.

(Exact name of registrant as specified in charter)

704 Court A, Tacoma, Washington         98402

 (Address of principal executive offices)  (Zip code)

Henry Hewitt

Light Revolution Fund, Inc.

704 Court A, Tacoma, Washington         98402

(Name and address of agent for service)

Registrant's telephone number, including area code: (888) 463-3957

Date of fiscal year end: October 31

Date of reporting period: October 31, 2004

Item 1.  Reports to Stockholders.

ANNUAL REPORT

October 31, 2004

Dec. 10, 2004

Annual Letter to Shareholders

After enjoying substantial gains in 2003, the market consolidated its position and went into a rather narrow trading range in 2004.  Though the bear market lows of 2002 appear to be a thing of the past, investors should be aware that certain macro-economic conditions are in effect that warrant caution.

In the first place, after an unusually accommodative period, the Federal Reserve appears committed to raising short term interest rates.  Furthermore, the war in Iraq, both from a psychological and fiscal perspective, is putting pressure on the U.S. dollar which is likely to exert even more pressure on interest rates in order to attract foreign buyers to American debt.

Another factor, about which there is still no consensus, is that the world appears to be running out of easily acquired oil.  All of these factors, along with memories of the late 1990s, should keep investors from becoming exuberant.

In other words, prudence and caution are in order. In that regard, we believe it still makes sense when buying and holding technology shares to invest in the highest quality issues for long periods of time.  The Light Revolution Fund invests in companies with that objective in mind.

Sincerely,

/s/Henry Hewitt

Management's Discussion of Fund Performance

During the year ending October 31, the market was wrapped in a fairly narrow trading range following the blistering returns of 2003.  This is not surprising as the market consolidates its position following a recovery from the dreadful bear market of 2000, 2001 and 2002.  Though the Light Revolution Fund was slightly positive for the year, it trailed the Nasdaq, Nasdaq 100 and the S&P 500 by a few percentage points.

Following the bear market lows of 2002, small cap and speculative stocks continued to do better than their large cap brethren, however, we continue to believe that a balanced portfolio of profitable, high quality technology companies will provide superior returns with less risk over the long term.  Indeed, since inception, the fund has outperformed both the Nasdaq 100 and the S&P 500.  Please see complete performance information on page 3 of this report.

As has been the case since its inception, our Fund does not have holdings of small cap companies without earnings nor will it participate in small cap offerings of developing countries where enthusiasm tends to run highest.  We will seek a safer harbor offered by the liquidity of large cap companies.  Furthermore, after several years when large cap share trailed small caps, it is not unreasonable to assume that larger caps will resume the leading role.  We expect quality companies with earnings to do better as the market moves on from its recent consolidation.

Concerns about dollar weakness and the stress being put on oil supplies, due in large part to the coming of several billion potential new consumers in places like China and India, should not cause investors to turn their backs on the stock market and put all their money into gold and oil shares.

A balanced portfolio should have a core component of profitable, high quality technology shares because, like the industrial stocks and railroad stocks of previous eras, these are the bellwether companies that are leading the world into the information age.  China’s and India’s thirst for steel and oil will be matched by their need for the hardware, software and telecom products that make the wheels turn and the refrigerators stay cool.  Investors should also stay cool and resist the urge to chase speculative trends in currencies and commodities.

Past performance is no guarantee of future results. Mutual fund investing involves risk; loss of principle is possible.

The fund tends to be subject to a higher degree of market risk than a diversified fund because of its concentration in a specific industry or sector area.

Opinions expressed are those of Henry Hewitt and are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2004

	1 Year	5 Year	Since Inception
Light Revolution Fund	0.59%	-5.30%	-2.63%
S&P 500	7.54%	-3.67%	-3.29%
Nasdaq- 100 Shares Index	4.88%	-10.90%	-7.74%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-888-463-3957 /or visiting www.lightrevolution.com.

20,000
15,000
10,000
5,000
0
June-99
Oct-99
Apr-00
Oct-00
Apr-01
Oct-01
Apr-02
Oct-02
Apr-03
Oct-03
Oct-04
$8,671
$8,363
$6,502
Light Revolution
S&P 500 Index
Nasdaq 100 Shares

This chart assumes an initial investment of $10,000 made on 6/29/99 (commencement of operations).  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.

The NASDAQ-100 Index is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the NASDAQ.

The S&P 500 Index is an index of an unmanaged group of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	LIGHT REVOLUTION FUND
	Schedule of Investments
	October 31, 2004

Shares		Market Value

COMMON STOCK - 97.59%

Banks - 5.68%
2,976	Bank of New York, Inc.	$ 96,601
1,577	Wells Fargo & Co.	94,178
		190,779

Broadcast & Cable TV - 2.48%
922	Cox Communications, Inc. Class A*	31,754
3,066	DirecTV Group, Inc.*	51,417
		83,171

Business Services - 7.54%
1,734	eBay, Inc. *	169,291
2,355	Fiserv, Inc. *	83,697
		252,988

Communication Services - 2.84%
3,596	Nextel Communications, Inc. Class A *	95,258

Computer Hardware & Electronics - 15.47%
5,355	Apple Computer, Inc.*	280,602
2,400	Cisco Systems, Inc. *	46,104
1,870	Dell, Inc. *	65,562
1,529	Lexmark International, Inc. *	127,075
		519,343

Computer & Office Equipment - 1.61%
604	International Business Machines Corp.	54,209

Computer Services - 9.71%
4,360	Seagate Technology	55,110
3,334	SunGard Data Systems, Inc. *	88,318
5,040	Yahoo, Inc. *	182,398
		325,826

Computer Storage Devices - 1.18%
1,905	Sandisk Corp. *	39,757

Electronic & Other Electrical Equipment - 4.08%
6,095	AU Optronics Corp. **	64,000
3,058	Koninklijke Philips Electronics **	72,842
		136,842

Entertainment & Media - 3.38%
1,554	Comcast Corp. Cl A Special *	45,128
2,709	The Walt Disney Co.	68,321
		113,449

Finance Services - 3.86%
3,148	First Data Corp.	129,949

Household Video & Audio Equipment - 1.37%
1,329	Sony Corp. **	46,316

Imaging & Graphics - 4.03%
2,732	Canon, Inc. **	135,234

Motion Pictures - 3.12%
1,303	Pixar *	104,787

Photo Equipment & Supplies - 1.71%
1,685	Fuji Photo Film Ltd. **	57,307

Semiconductors & Related Devices - 2.89%
1,981	Intel Corp.	44,097
2,160	Texas Instruments Inc.	52,812
		96,909

Software - 16.72%
1,257	Adobe Systems, Inc.	70,430
2,834	Electronic Arts, Inc. *	127,303
1,336	Infosy Technologies Ltd. **	88,750
1,203	Intuit, Inc. *	54,568
2,018	Microsoft Corp.	56,443
1,392	SAP AG **	59,369
1,836	Symantec Corp. *	104,542
		561,405
Telecommunications - 8.15%
5,978	Nokia Corp. **	92,181
4,358	QUALCOMM, Inc.	181,293
		273,474

Telephone Communications - 1.77%
4,086	China Mobile (Hong Kong) Ltd. **	59,451

TOTAL FOR COMMON STOCK (Cost $2,616,872) 97.59%		3,276,454

CASH AND EQUIVALENTS - .80%
26,670	American Family Financial Services Demand Note .94% (Cost $26,670)	26,670

TOTAL INVESTMENTS 98.39%		3,303,124
(Cost $2,643,542)

OTHER ASSETS LESS LIABILITIES - 1.61%		54,148

NET ASSETS - 100.00%		$ 3,357,272

LIGHT REVOLUTION FUND
Statement of Assets and Liabilities
October 31, 2004

Assets:
Investment Securities at Market Value	$ 3,303,124
(Cost $2,643,542)
Cash	1,902
Receivables:
Dividends and Interest	1,350
Due From Brokers	74,371
Prepaid Expenses	3,264
Total Assets	3,384,011
Liabilities:
Accrued Management Fees	2,838
Accrued Distribution Fees	676
Accrued Transfer Agency & Fund Accounting Fees	2,541
Other Accrued Expenses	20,684
Total Liabilities	26,739
Net Assets	$ 3,357,272

Net Assets Consist of:
Paid In Capital	7,993,505
Accumulated Realized Gain (Loss) on Investments - Net	(5,295,815)
Unrealized Appreciation/(Depreciation) in Value
of Investments	659,582
Net Assets for 396,270 Shares Outstanding	$ 3,357,272

Per Share Net Asset Value, Offering Price and Redemption Price	$ 8.47
Offering Price Per Share	8.47
($3,357,272/396,270 shares)

LIGHT REVOLUTION FUND
Statement of Operations
For the Year ended October 31, 2004

Investment Income:
Dividends	$ 19,431
Interest	446
Total Investment Income	19,877
Expenses:
Advisory fees (Note 4)	35,297
Transfer agent and fund accounting fees	27,669
Legal fees	24,934
Insurance expense	18,656
Audit fees	13,560
Custody fees	9,080
Distribution fees	8,824
Other fees	3,870
Printing and postage expense	2,090
Blue Sky/Registration fees	1,934
Total Expenses	145,914

Net Investment Income (Loss)	(126,037)
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	267,392
Change In Appreciation (Depreciation) on Investments	(125,364)
Net Realized and Unrealized Gain (Loss) on Investments	142,028

Net Increase (Decrease) in Net Assets from Operations	$ 15,991

LIGHT REVOLUTION FUND
Statements of Changes in Net Assets
October 31, 2004

	For the year	For the year
	ended	ended
	10/31/2004	10/31/2003
Operations:
Net investment income (loss)	$ (126,037)	$ (83,660)
Net realized gain (loss) on investment transactions	267,392	(604,403)
Net change in unrealized appreciation (depreciation) on investments	(125,364)	1,550,842
Net increase (decrease) in net assets resulting from operations	15,991	862,779
Distributions to Shareholders From:
Net investment income distribution	0	0
Capital gain distribution	0	0
Net Decrease from Distributions	0	0
Capital Share Transactions:
Proceeds from shares sold	32,893	1,879,540
Reinvested dividends and distributions	0	0
Cost of shares redeemed	(618,431)	(1,940,839)
Net Decrease from Shareholder Activity	(585,538)	(61,299)

Net Assets:
Net increase (decrease) in net assets	(569,547)	801,480
Beginning of year	3,926,819	3,125,339
End of year (including accumulated undistributed net investment income of $0 and $0, respectively)
	$ 3,357,272	$ 3,926,819

Share Transactions:
Shares sold	4,058	273,883
Shares issued on reinvestment of dividends	0	0
Shares redeemed	(74,253)	(301,644)
Net increase (decrease) in shares	(70,195)	(27,761)
Outstanding at beginning of period	466,465	494,226
Outstanding at end of period	396,270	466,465

LIGHT REVOLUTION FUND
Financial Highlights
October 31, 2004
Selected data for a share outstanding throughout the period.

	For the Year	For the Year	For the Year	For the Year		For the Year
	Ended	Ended	Ended	Ended		Ended
	10/31/ 2004	10/31/ 2003	10/31/ 2002	10/31/ 2001		10/31/ 2000

Net Asset Value at Beginning of Period	$8.42	$6.32	$8.46	$ 15.25		$11.39
Net Investment Loss (a)	(0.30)	(0.19)	(0.21)	(0.14)		(0.06)
Net Gains or Losses on Securities	0.35	2.29	(1.93)	(6.35)		3.92
(Realized and Unrealized)
Total from Investment Operations	0.05	2.10	(2.14)	(6.49)		3.86

Dividends (From Net Investment Income)	0.00	0.00	0.00	(0.19)		0.00
Distributions (From Capital Gains)	0.00	0.00	0.00	(0.11)		0.00
Total Distributions	0.00	0.00	0.00	(0.30)		0.00

Net Asset Value at End of Period	$8.47	$8.42	$6.32	$8.46		$15.25

Total Return (b)	0.59%	33.23%	(25.30)%	(43.25)%	†	33.89%	†

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,357	$ 3,927	$ 3,125	$ 5,576		$9,161
Ratio of Expenses to Average Net Assets	4.13%	4.02%	4.38%	3.98%		5.21%
before reimbursement
Ratio of Net Investment Loss to Average	(3.56)%	(3.46)%	(3.77)%	(3.35)%		(3.99)%
Net Assets before reimbursement
Ratio of Expenses to Average Net Assets	4.13%	3.19%	3.27%	2.00%		2.00%
after reimbursement
Ratio of Net Investment Loss to Average	(3.56)%	(2.63)%	(2.66)%	(1.37)%		(0.78)%
Net Assets after reimbursement
Portfolio Turnover Rate	54.45%	109.39%	73.35%	50.65%		17.49%

† The total return calculation does not reflect the maximum sales charge discontinued February 8, 2002 of 4.75%.
(a) Net investment income (loss) per share is based on average shares outstanding throughout the year.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

LIGHT REVOLUTION FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2004

Note 1. Organization

The Light Revolution Fund, Inc. (the "Corporation") was organized as a Maryland corporation on October 21, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  The series presently authorized is the Light Revolution Fund (the "Fund").  Pursuant to the 1940 Act, the Fund is a "diversified" series of the Corporation and has an investment objective of capital appreciation.  The Fund commenced operations on June 29, 1999.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Use of Estimates- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Investment Valuation- Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded; however, securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day, and securities not listed on a national securities exchange or NASDAQ, are valued at the average of the most recent bid and asked prices. Fixed income securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of fixed income securities without regard to sale or bid prices when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Corporation. The Board of Directors may approve the use of pricing services to assist the Fund in the determination of net asset value. Fixed income securities having remaining maturities of 60 days or less when purchased are generally valued by the amortized cost method. Under this method of valuation, a security is initially valued at its acquisition cost and, thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

Distributions to Shareholders- Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.

Federal Income Taxes- The Fund’s policy is to continue to comply with the requirements of Sub-Chapter M of the Internal Revenue Code that are applicable to a regulated investment company and to distribute substantially all taxable income to its shareholders. Therefore, no federal income tax provision is required.

Foreign Securities- The Fund may invest in foreign securities.  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments.  Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than securities of comparable U.S. companies and the U.S. Government.

Foreign Currency Translation- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates.  Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.  The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

Other- The Fund records security transactions based on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. General accepted accounting principles require that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in-capital or net realized gains.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.  Net assets are not affected by the reclassifications.  For the year ended October 31, 2004, net investment loss of $126,037 was reclassified to paid-in-capital.

Note 3. Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended October 31, 2004, were as follows:

	PURCHASES	SALES
U.S. Government	$-	$-
Other	$1,915,805	$2,372,365

At October 31, 2004, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation	$ 769,166
(Depreciation)	(306,428)
Net appreciation of investments	$462,738

At October 31, 2004, the cost of investments for federal income tax purposes was $2,840,386.  The difference between book cost and tax cost represents wash sales in the amount of $196,844.

Note 4. Related Party Transactions

The Corporation has entered into an Investment Advisory Agreement with Light Index Investment Company (the "Investment Adviser") under which the Investment Adviser manages the Fund’s investments and business affairs subject to the supervision of the Fund’s Board of Directors.  Pursuant to its Investment Advisory Agreement with the Corporation, the Fund pays the Investment Adviser an annual management fee of 1.00% of the Fund’s average daily net assets.  The advisory fee is accrued daily and paid monthly. For the year ended October 31, 2004, the Adviser earned $35,297.  The President of the Investment Adviser is also a Director of the Fund.  At October 31, 2004 the Fund owed $2,838 to the Investment Adviser.

Prior to March 31, 2002, the Investment Adviser had contractually agreed to waive all or a portion of its fees and/or reimburse expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.00%.  Effective March 31, 2002, the Investment Adviser terminated this agreement.  A non-recoverable voluntary extension of this agreement occurred through July 9, 2003.  The Investment Adviser is entitled to recoup such amounts for a period of up to three years following the fiscal year in which the Investment Adviser reduced its compensation or assumed expenses for the Fund, provided that the total operating expenses including this recoupment do not exceed the established cap on expenses for that year.      Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

Year of Expiration	Recoverable Amount
10/31/05	$61,684

The Fund retains Mutual Shareholder Services (“MSS”) to act as the Fund’s transfer agent and fund accountant.  For the year ended October 31, 2004, MSS earned fees of $27,669 from the Fund for these services provided to the Fund.  At October 31, 2004, the Fund owed MSS $2,541.  An officer of the Fund is also the owner and an officer of MSS.

Effective January 1, 2001, Quasar Distributors, LLC (the "Distributor") serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation.  The Corporation, on behalf of the Fund, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes the Fund to pay the Distributor (and others that have entered into related agreements under the 12b-1 Plan) a distribution and shareholder servicing fee of fee at an annual rate of up to 0.25% of the average daily net assets of the Fund.  Total 12b-1 fees accrued for the year were $8,824.  Under the terms of the 12b-1 Plan, the Corporation or the Distributor may pay all or a portion of this fee to any securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of Fund shares, or who provides certain shareholder services to Fund shareholders pursuant to a written agreement.

Note 5. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940.  As of October 31, 2004, James Milgard owned more than 58% of the Fund.

Note 6. Capital Loss Carryforwards

At October 31, 2004, the Fund had a net realized capital loss carryforward of $5,098,971 of which $1,383,131 expires in 2009, $3,278,640 expires in 2010 and $437,200 expires in 2011.  To the extent that the Fund realizes future net capital gains, taxable distributions to its respective shareholders will be offset by any unused capital loss carryforward.

Note 7. Distributions to Shareholders

There were no distributions paid during the fiscal years 2004 and 2003.  As of October 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income (accumulated losses)	$ 0
Undistributed Long Term Capital Gain (accumulated losses)	($5,098,971)
Unrealized Appreciation / (Depreciation)	$462,738
$(4,636,233)

The difference between book basis and the tax basis of unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Note 8. Change of Accountants

On January 16, 2004, McCurdy & Associates CPA’s, Inc. (“McCurdy”) notified the Fund of its intention to resign as the Fund’s auditors upon selection of replacement auditors.

On January 17, 2004, the Board and the Fund’s Audit Committee selected Cohen McCurdy, Ltd. (“Cohen”) to replace McCurdy as the Fund’s auditors for the fiscal year ending October 31, 2004 to be effective upon resignation of McCurdy.

Upon receipt of notice that Cohen was selected as the Fund’s auditor, McCurdy, whose practice was acquired by Cohen, resigned as independent auditors to the Fund. McCurdy’s report on the Fund’s financial statements for the year ended October 31, 2003 contained no adverse opinion or a disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the year stated above and through the term of engagement with McCurdy, there were no disagreements with McCurdy on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McCurdy, would have caused the Adviser to make reference to the subject matter of the disagreements in connection with its report on the Fund’s financial statements for such period.

Neither the Fund nor anyone on its behalf consulted with Cohen on items that (i) concerned the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Fund’s financial statements as a result of such consultations or (ii) concerned the subject of a disagreement (as defined in a paragraph (a)(1)(iv) of Item 304 Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of said Item 304).

DIRECTORS AND OFFICERS

Under the laws of the State of Maryland, the Board of Directors of the Corporation is responsible for managing its business and affairs. The directors and officers of the Corporation, together with information as to their principal business occupations during the last five years, and other information, are shown below. Directors who are deemed "interested persons," as defined in the 1940 Act are indicated below under the heading "Interested Directors." Directors who are not deemed to be "interested persons" are indicated below under the heading "Independent Directors." There are no standing committees of the Corporation.

Interested Directors

Name, Address* and Age	Position With the Corporation	Term of Office** And Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee or Officer
Henry Hewitt, (48)	President and Director***	Since 1999

Mr. Hewitt serves as President, Chief Executive Officer and a Director of the Adviser, and as President and a Director

of the Corporation and has served in those capacities since 1999. He is responsible for the day-to-day management of the Fund. An Oxford graduate, he began working in the securities business in 1985 as a broker for Merrill Lynch. The Adviser has been a registered investment adviser since 1993 and has published a monthly newsletter called The Light Revolution Herald since September 1993.  The Light Revolution Herald examines current technological and financial developments surrounding the companies

which are included in the Light Index

				1	None

*The address of each director and officer is Light Investment Company, 704 Court A, Tacoma, Washington 92402.

**There is no set term for Directors and Officers of the Corporation.

***Mr. Hewitt is deemed an "interested person", as defined in the 1940 Act, due to his affiliation to the Adviser.

Independent Directors

Name, Address* and Age	Position With the Corporation	Term of Office** And Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee or Officer
Tamsin Taylor, (60)	Director	Since 2000	An independent consultant, Ms. Taylor has also been a director of Laird Norton Financial Group/Trust Co., a non-bank trust company, since 1984.	1	None
Thomas O’Rourke, (42)	Director	Since 2003	President of Amid Technologies, a software development company, since 2001. Director at NBBJ Architecture (2000-2001). President/CEO of Ark Interface, Inc. (1989-1999).	1	None

*The address of each director and officer is Light Investment Company, 704 Court A, Tacoma, Washington 92402.

**There is no set term for Directors and Officers of the Corporation.

Expense Example

As a shareholder of the Light Revolution Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2004 through October 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Light Revolution Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2004	October 31, 2004	May 1,2004 to October 31,2004

Actual	$1,000.00	$1,005.94	$20.02
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,005.24	$20.02

* Expenses are equal to the Fund's annualized expense ratio of 3.96%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors

Light Revolution Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Light Revolution Fund (“the Fund”) as of October 31, 2004, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended October 31, 2003 and the financial highlights for the four year period ended October 31, 2003 were audited by McCurdy & Associates CPA’s, Inc., whose audit practice was acquired by Cohen McCurdy, Ltd.  McCurdy & Associates CPA’s, Inc. expressed unqualified opinions on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of investments and cash held as of October 31, 2004, by correspondence with the Fund’s custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Light Revolution Fund as of October 31, 2004, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/Cohen McCurdy, Ltd.

Westlake, Ohio

December 23, 2004

Board of  Directors

Henry Hewett III

Tamsin Taylor

Thomas O’Rourke

Investment Adviser

Light Index Investment Company

704 Court A

Tacoma, Washington 98402

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Rd, Suite C

Brecksville, Ohio 44141

Custodian

US Bank, NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH  45201

Independent Auditors

Cohen McCurdy Ltd.

826 Westpoint Pkwy., Suite 1250

Westlake, Ohio 44145

Shares of the Light Revolution Fund are distributed by an independent third party, Quasar Distributors, L.L.C. This report has been prepared for the general information of the Light Revolution Fund shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.  The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund.  Please read the prospectus carefully before investing or sending money.

Item 2.  Code of Ethics.  The Registrant adopted a Code of Ethics for Principal Executives and Senior Financial Officers on June 13, 2003, a copy of which is filed herewith as an exhibit pursuant to Item 10(a)(1).

Item 3.  Audit Committee Financial Expert.  The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2003

$ 11,200

FY 2004

$ 11,500

(b)

Audit-Related Fees

Registrant

FY 2003

$ 145

FY 2004

$ 93

Nature of the fees:

Out of pocket expenses.

(c)

Tax Fees

Registrant

FY 2003

$ 835

FY 2004

$ 850

Nature of the fees:

Tax preparation.

(d)

All Other Fees

Registrant

FY 2003

$ 0

FY 2004

$ 515

Nature of the fees:

Semi-annual report preparation.

(e)

(1)

Audit Committee’s Pre-Approval Policies

Not applicable.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, none of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2003

 N/A

FY 2004

 N/A

(h)

Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

None.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of October 2, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Light Revolution Fund, Inc.

By /s/ Henry Hewitt

     Henry Hewitt

     President and Director

Date January 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Henry Hewitt

     Henry Hewitt

     President and Director

Date January 20, 2005

By /s/ Henry Hewitt

     Henry Hewitt

     Chief Financial Officer and Director

Date January 20, 2005